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                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of the Growth & Income Portfolio, a series of Growth & Income Portfolio (the "Registrant").

I, George C.W. Gatch, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Growth & Income Portfolio, a series of the Registrant.


/s/ George C.W. Gatch
--------------------------------
George C.W. Gatch
President

August 25, 2003
--------------------------------
Date

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of the Growth & Income Portfolio, a series of Growth & Income Portfolio (the "Registrant").

I, David Wezdenko, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Growth & Income Portfolio, a series of the Registrant.


/s/ David Wezdenko
--------------------------------
David Wezdenko
Treasurer

August 25, 2003
--------------------------------
Date


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.